UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2023

SPARK I ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41825	87-1738866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3790 El Camino Real, Unit #570

Palo Alto, CA 94306

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 353-7082

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SPKLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	SPKL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SPKLW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2023, Spark I Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment, beginning 30 days after the completion of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

The Company granted Cantor Fitzgerald & Co., as representative of the underwriters (the “Representative”) a 45-day option to purchase up to 1,500,000 additional Units to cover-allotments, if any. Subsequently, On October 10, 2023, the Representative informed the Company that it will not be exercising the over-allotment option. As a result, SLG SPAC Fund LLC (the “Sponsor”) forfeited an aggregate of 448,052 Class B ordinary shares of the Company, par value $0.0001 per share. Such forfeited shares were cancelled by the Company prior to the consummation of the IPO.

In connection with the IPO, on October 5, 2023, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-273176) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 7, 2023, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated October 5, 2023, by and between the Company and the Representative, a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

●	A Warrant Agreement, dated October 5, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

●	A Letter Agreement, dated October 5, 2023, by and among the Company, its executive officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 5, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

●	A Registration Rights Agreement, dated October 5, 2023, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated October 5, 2023, by and between the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

●	A Forward Purchase Agreement, dated October 5, 2023, by and between the Company and SparkLabs Group Management, LLC, a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

●	Indemnity Agreements, dated October 5, 2023, by and among the Company and each of the directors and officers of the Company, a form of which is attached as Exhibit 10.6 hereto and is incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated September 29, 2023 as filed with the Commission on October 6, 2023 (the “Prospectus”) and are incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

On October 11, 2023, simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 8,490,535 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,490,535. The Private Placement Warrants are identical to the Warrants included as part of the Units sold in the IPO, except that, for so long as the Private Placement Warrants are held by the Sponsor or their permitted transferees, the Private Placement Warrants (i) may not (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, and (ii) are entitled to registration rights. The Private Placement Warrants will be worthless if the Company does not complete an initial business combination. The material terms of the Private Placement Warrants are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Warrants. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 4, 2023, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”) which was later filed on October 9, 2023. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $100,500,000 of the net proceeds from the IPO (which amount includes $3,500,000 of the underwriters’ deferred discount) and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Class A Ordinary Shares included in the Units sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 21 months from the closing of the IPO, subject to applicable law or (iii) the redemption of any of the public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it has not consummated an initial business combination within 21 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On October 5, 2023, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 11, 2023, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 5, 2023, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated October 5, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 5, 2023, by and among the Company, its executive officers, its directors and SLG SPAC Fund LLC.
10.2	Investment Management Trust Agreement, dated October 5, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 5, 2023, by and among the Company, SLG SPAC Fund LLC and the Holders signatory thereto.
10.4	Private Placement Warrants Purchase Agreement, dated October 5, 2023, by and between the Company and SLG SPAC Fund LLC.
10.5	Forward Purchase Agreement, dated October 5, 2023, by and between the Company and SparkLabs Group Management, LLC.
10.6	Form of Indemnity Agreement, dated October 5, 2023, by and between the Company and each of the officers and directors of the Company.
99.1	Press Release, dated October 5, 2023.
99.2	Press Release, dated October 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK I ACQUISITION CORPORATION

	By:	/s/ James Rhee
		Name:	James Rhee
		Title:	Chairman and Chief Executive Officer

Dated: October 11, 2023

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